EXHIBIT 99.1
                                                                    ------------
                               AMENDMENT AGREEMENT
                               -------------------

         THIS AMENDMENT AGREEMENT (this "Amendment") is entered into as August 18, 2006 by and among CDKNET.COM, Inc., a Delaware corporation (the "Company") and each of the other parties set forth on the signature page herein (each a "Holder" and collectively, the "Holders").

         WHEREAS, the Company previously entered into a Securities Purchase Agreement dated December 28, 2005 (the "Purchase Agreement"), as amended on February 1, 2006, February 24, 2006 and March 31, 2006, whereby the Company issued and sold to the Holders, in the aggregate, the Company's 6% Secured Convertible Debentures due December 28, 2008 (the "Debentures") as follows:

         (a) $2,000,000 principal amount of Debentures on December 28, 2005,
         (b) $375,884.38 principal amount of Debentures on February 1, 2006,
         (c) $500,000 principal amount of Debentures on February 24, 2006 and
         (d) $500,000 principal amount of Debentures on March 31, 2006,

         for an aggregate principal amount of $3,375,884.38.

         WHEREAS, in connection with the issuance of the Debentures pursuant to the Purchase Agreement, the Holders were each issued common stock purchase warrants to purchase shares of common stock of the Company (the "Warrants").

         WHEREAS, in consideration for the Holders consenting to the issuance by the Company of a new Series of the Company's 6% Secured Convertible Debentures due December 28, 2006 with an aggregate principal amount of up to $3,275,000 (the "New Debentures" and collectively with the Debenture, the "Outstanding Debentures") and common stock purchase warrants issued in connection therewith (the "New Warrants," and collectively with the Warrants, the "Outstanding Warrants"), the Company agrees to amend the terms of the Debentures such that the terms of the Debentures and Warrants are the same as those of the New Debentures and New Warrants, respectively.

         WHEREAS, the Company and the purchasers of the New Debentures each entered into a Securities Purchase Agreement dated as of June 30, 2006 (the "New Purchase Agreement") and the Holders entered into a related Intercreditor Agreement as of June 30, 2006.

         NOW THEREFORE, for and in consideration of the above recitals, the parties to this Amendment hereby agree as follows:

         1. Definitions. All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement and the other agreements entered into in connection therewith.

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         2.  Waiver of Certain Provisions by Holders. Each Holder, severally and not jointly with the other Holders, acknowledges and agrees that it is hereby waiving the following rights it may have under the Purchase Agreement solely with respect to the Debt Financing:

             a.) each Holder hereby waives the Company's compliance with the restrictions imposed by Sections 4.4, 4.13 and 4.14 of the Purchase Agreement solely as it relates to the issuance of New Debentures and New Warrants; and

             b.) each Holder hereby waives the Company's compliance with the negative covenant imposed by Sections 7(a), 7(b) and 7(e) of the Debentures regarding the Company's agreement not to create indebtedness and liens and to enter into agreements with respect thereto solely as it relates to the issuance of the New Debentures and New Warrants.

         The foregoing waivers and acknowledgements are given solely in respect of the issuance and purchase of the issuance of the New Debentures and New Warrants.

         3.  Amendments to the Purchase Agreement:

             a.) Clause (b) of the definition of "Exempt Issuance" in Section 1 shall be amended so that the phrase of said clause "below $0.67 per share (subject to adjustment for reverse and forward stock splits and the like" shall be deleted.

             b.) Clause (d) of the definition of "Exempt Issuances" in Section 1 shall be deleted and replaced with the following: "(D) THE ISSUANCE OF WARRANTS TO EMERGING MARKETS CONSULTING LLC PURSUANT TO A CONSULTING AGREEMENT, PROVIDED THAT THE EXERCISE PRICE OF SUCH WARRANTS EQUALS OR EXCEEDS $0.85 PER SHARE AND SUCH ISSUANCE OF WARRANTS SHALL NOT EXCEED 180,000 IN ANY 3 CALENDAR MONTH PERIOD"

             c.) The following paragraphs of Section 3.1 are amended:

                 (i) The first paragraph of Section 3.1 is amended to read as follows: "Representations and Warranties of the Company. Except as set forth in the disclosure schedule delivered to Purchasers concurrently wit the execution of the Purchase Agreement, AS AMENDED EFFECTIVE JUNE 30, 2006 BY THE DISCLOSURE SCHEDULE ANNEXED TO THE SECURITIES PURCHASE AGREEMENT AND DELIVERED TO THE PURCHASERS OF THE NEW DEBENTURES AS OF JUNE 30, 2006 (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser."

                 (ii) Section 3.1(n) shall be amended to reflect the disclosure of Liens in Schedule 3.1(n) that may affect the property of the Company, its Subsidiaries and the personal property owned by them by restating that section to say: "The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and

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             the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens DISCLOSED ON SCHEDULE 3.1(N) HERETO OR LIENS as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties."

                 (iii) The final sentence of 3.1(o) is hereby amended to state,
             "EXCEPT AS SET FORTH ON SCHEDULE 3.1(O) HERETO, the Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (iv) 3.1(q) is hereby amended to include the Company's Chairman and his affiliates participating as Purchasers pursuant to the New Agreement in an amount up to $775,000 in the exception to the representation and warranty that none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, executive officers and directors).

                 (v) Section 3.1(z) shall be amended by the addition of the parenthetical "(EXCEPT FOR THE SALE OF THE DEBENTURES, NEW DEBENTURES AND RELATED WARRANTS)" to qualify the representation and warranty that, assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

                 (vi) Section 3.1(aa) is hereby amended to state, "Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of $2,775,000 OF THE SECURITIES UNDER THE NEW PURCHASE AGREEMENT, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business and as proposed to be conducted until OCTOBER 2006 including its capital needs taking into account the particular capital requirements of the business conducted by the Company; and

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             (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt due on or before OCTOBER 2006. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Assuming the ability to raise $5 million before OCTOBER 2006, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                 (vii) Section 3.1(ee) is hereby amended to state, "Accountants.
             The Company's accountants are set forth on Schedule 3.1(EE) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ending May 31, 2006 are a registered public accounting firm as required by the Securities Act."

                 (viii) Section 3.1(ff) shall be amended to state, "Seniority.
             EXCEPT AS SET FORTH ON SCHEDULE 3.1(FF), as of June 30, 2006, no indebtedness or other equity of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

             d.) Section 4.6 is hereby amended such that consents and approvals of any disclosure or public releases thereunder that require consent and approval may be obtained by holders holding 51% of the principal amount, in the aggregate, of the Outstanding Debentures.

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             e.) Section 4.13(e) is hereby amended and restated as follows: "IF
         BY 5:30 P.M. (NEW YORK CITY TIME) ON THE 5TH TRADING DAY AFTER THE PRE-NOTICE WAS DELIVERED TO ALL OF THE HOLDERS OF OUTSTANDING DEBENTURES, THE COMPANY RECEIVES RESPONSES TO A SUBSEQUENT FINANCING NOTICE FROM HOLDERS OF OUTSTANDING DEBENTURES SEEKING TO PURCHASE MORE THAN THE AGGREGATE AMOUNT OF THE PARTICIPATION MAXIMUM, EACH SUCH HOLDER OF OUTSTANDING DEBENTURES SHALL HAVE THE RIGHT TO PURCHASE THE GREATER OF (A) THEIR PRO RATA PORTION (AS DEFINED BELOW) OF THE PARTICIPATION MAXIMUM AND (B) THE DIFFERENCE BETWEEN THE PARTICIPATION MAXIMUM AND THE AGGREGATE AMOUNT OF PARTICIPATION BY ALL OTHER HOLDERS OF OUTSTANDING DEBENTURES. "PRO RATA PORTION" IS THE RATIO OF (X) THE SUBSCRIPTION AMOUNT OF SECURITIES PURCHASED ON THE CLOSING DATE BY A HOLDER OF OUTSTANDING DEBENTURES PARTICIPATING UNDER THIS SECTION 4.13 AND (Y) THE SUM OF THE AGGREGATE SUBSCRIPTION AMOUNTS OF SECURITIES PURCHASED ON THE CLOSING DATE BY ALL HOLDERS OF OUTSTANDING DEBENTURES PARTICIPATING UNDER THIS SECTION 4.13." Section 4.13 is hereby amended so as to make such other changes to reflect the equal treatment of the Holders of all Outstanding Debentures as if the Debentures and New Debentures were issued as part of a single class MUTATIS MUTANDIS.

             f.) Section 4.14(c) is hereby amended to insert the words "Short Term" before the first occurrence of the word "Warrants."

             g.) Section 5.5 shall be amended and restated as follows:
         "AMENDMENTS; WAIVERS. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, MODIFIED, SUPPLEMENTED OR AMENDED EXCEPT IN A WRITTEN INSTRUMENT SIGNED, IN THE CASE OF AN AMENDMENT, BY THE COMPANY AND HOLDERS OF AT LEAST 60% OF THE OUTSTANDING DEBENTURES. NO WAIVER OF ANY DEFAULT WITH RESPECT TO ANY PROVISION, CONDITION OR REQUIREMENT OF THIS AGREEMENT SHALL BE DEEMED TO BE A CONTINUING WAIVER IN THE FUTURE OR A WAIVER OF ANY SUBSEQUENT DEFAULT OR A WAIVER OF ANY OTHER PROVISION, CONDITION OR REQUIREMENT HEREOF, NOR SHALL ANY DELAY OR OMISSION OF EITHER PARTY TO EXERCISE ANY RIGHT HEREUNDER IN ANY MANNER IMPAIR THE EXERCISE OF ANY SUCH RIGHT."

         4.  Amendments to the Debentures:

             a.) The following additional definitions are hereby added to
         Section 1 of the Debentures:

                 "CASH SALE REDEMPTION AMOUNT" SHALL EQUAL THE SUM OF (I) 100%
             OF THE PRINCIPAL AMOUNT OF THIS DEBENTURE TO BE PREPAID, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON, (II) THE PRINCIPAL AMOUNT OF THIS DEBENTURE TO BE PREPAID, PLUS ALL OTHER ACCRUED AND UNPAID INTEREST HEREON, DIVIDED BY THE CONVERSION PRICE ON THE CLOSING DATE OF THE APPLICABLE EVENT MULTIPLIED BY THE "EFFECTIVE PRICE" (DEFINED BELOW), AND (III) ALL OTHER AMOUNTS, COSTS, EXPENSES AND LIQUIDATED DAMAGES DUE IN RESPECT OF THIS DEBENTURE. THE "EFFECTIVE PRICE" SHALL BE THE CASH CONSIDERATION PAID BY THE ACQUIRER IN SUCH EVENT (LESS THE AMOUNT SET FORTH IN CLAUSE (I) ABOVE) DIVIDED BY THE SUM OF; (X) THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY THEN OUTSTANDING AND (Y) THE SHARES OF COMMON STOCK INTO WHICH THE OUTSTANDING DEBENTURES MAY BE CONVERTED ON THE DAY IMMEDIATELY PRECEDING THE

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             RECORD DATE FIXED FOR DETERMINING THE HOLDERS OF SHARES OF COMMON
             STOCK ELIGIBLE TO RECEIVE A DISTRIBUTION (OR IF NO SUCH DATE HAS BEEN FIXED, THE DATE OF THE DAY IMMEDIATELY PRECEDING THE CLOSING OF THE TRANSACTION) AND (Z) THE NUMBER OF SHARES DEEMED ISSUABLE TO THE WARRANT HOLDERS PURSUANT TO THE MANDATORY REDEMPTION PROVISIONS IN THE WARRANTS WHICH TAKE EFFECT UPON SALE OF ASSETS FOR CASH CONSIDERATION WHETHER OR NOT ANY WARRANT HOLDER SHALL HAVE ELECTED TO HAVE THEIR WARRANTS REDEEMED; PROVIDED, HOWEVER, THAT THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF THE DEBENTURES AND ISSUABLE UPON EXERCISE OF THE WARRANTS FOR THIS PURPOSE SHALL BE DETERMINED ON A FULLY CONVERTED OR EXERCISED BASIS AND IGNORING ANY CONVERSION OR EXERCISE LIMITATIONS THEREIN).

                 "WARRANTS" SHALL HAVE THE MEANING SET FORTH IN THE PURCHASE
             AGREEMENT.

             b.) Clause (ix) of the definition of "Equity Conditions" in Section 1 of the Debenture is hereby amended and restated as follows: "FOR A PERIOD OF 20 CONSECUTIVE TRADING DAYS PRIOR TO THE APPLICABLE DATE IN QUESTION, THE DAILY TRADING VOLUME FOR THE COMMON STOCK ON THE TRADING MARKET EXCEEDS 200,000 SHARES PER TRADING DAY (SUBJECT TO ADJUSTMENT FOR FORWARD AND REVERSE STOCK SPLITS AND THE LIKE) IN THE CASE OF A FORCED CONVERSION PURSUANT TO SECTION 6."

             c.) The following definitions are hereby deleted from Section 1 of the Debentures: "Option Redemption", "Optional Redemption Amount", Optional Redemption Date", "Optional Redemption Notice" and "Optional Redemption Notice Date".

             d.) The reference to Schedule 3.1(gg) in the definition of Permitted Indebtedness is hereby corrected to refer to Schedule 3.1(aa).

             e.) The phrase "July 1, 2006, on each Optional Redemption Date (as to that principal amount being redeemed" in the first sentence of
         Section 2(a) is hereby amended and replaced with "JANUARY 1, 2007, UPON A REDEMPTION EVENT PURSUANT TO SECTION 6(A)".

             f.) A new Section 5(b)(iv) is hereby added as follows:
         "NOTWITHSTANDING THE FOREGOING, NO ADJUSTMENT SHALL BE MADE PURSUANT TO THIS SECTION 5(B) FOR AN EXEMPT ISSUANCE (DEFINED IN THE PURCHASE AGREEMENT)."

             g.) Section 6(a) and 6(b) are hereby deleted and of no further force or effect and replaced with new Section 6(a) as follows:

         "REDEMPTION AT ELECTION OF HOLDER. IF THE COMPANY SHALL AGREE TO SELL SUBSTANTIALLY ALL OF ITS ASSETS IN ONE OR MORE TRANSACTIONS IN WHICH THE CONSIDERATION CONSISTS SOLELY OF CASH, CASH EQUIVALENTS, ASSUMPTION OF INDEBTEDNESS, OR ANY COMBINATION THEREOF, THE HOLDER SHALL HAVE THE RIGHT TO REQUIRE THE COMPANY, BY WRITTEN NOTICE TO THE COMPANY, TO REDEEM THIS DEBENTURES, IN FULL AND IN CASH, AT THE CLOSING OF SUCH CHANGE OF CONTROL TRANSACTION, FUNDAMENTAL TRANSACTION OR SALE OF ASSETS. THE AGGREGATE AMOUNT PAYABLE UPON SUCH CHANGE OF CONTROL TRANSACTION, FUNDAMENTAL TRANSACTION OR SALE OF ASSETS

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         SHALL BE EQUAL TO THE CASH SALE REDEMPTION AMOUNT. IN THE EVENT THAT
         THE COMPANY FAILS TO PAY THE CASH SALE REDEMPTION AMOUNT ON OR PRIOR TO THE APPLICABLE CLOSING DATE, THE INTEREST RATE ON THIS DEBENTURE SHALL ACCRUE AT THE RATE OF 18% PER ANNUM, OR SUCH LOWER MAXIMUM AMOUNT OF INTEREST PERMITTED TO BE CHARGED UNDER APPLICABLE LAW, UNTIL THE CASH SALE REDEMPTION AMOUNT IS PAID IN FULL. CONCURRENTLY WITH THE PAYMENT IN FULL OF THE CASH SALE REDEMPTION AMOUNT, THE HOLDER SHALL SURRENDER THIS DEBENTURE TO OR AS DIRECTED BY THE COMPANY (OR THE SUCCESSOR COMPANY). THE HOLDER MAY ELECT TO CONVERT THE OUTSTANDING PRINCIPAL AMOUNT OF THE DEBENTURE PURSUANT TO SECTION 4 PRIOR TO ACTUAL PAYMENT IN CASH FOR THE REDEMPTION UNDER THIS SECTION 6 BY FAX DELIVERY OF A NOTICE OF CONVERSION TO THE COMPANY."

             Section 6(c) is now Section 6(b) and all references to said Section are hereby revised accordingly. In addition, Section 6(b) as so re-designated, is hereby amended to strike the numbers and symbols "200%" and substitute "400%" in their place.

             h.) The opening sentence of Section 7 is hereby amended and restated as follows: "SO LONG AS ANY PORTION OF THIS DEBENTURE IS OUTSTANDING, THE COMPANY WILL NOT AND WILL NOT PERMIT ANY OF ITS SUBSIDIARIES TO DIRECTLY OR INDIRECTLY WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDERS OF AT LEAST 60% OF THE PRINCIPAL AMOUNT OF OUTSTANDING DEBENTURES THEN OUTSTANDING:"

             i.) A new Section 7(g) is hereby added as follows: "ENTER INTO ANY FUNDAMENTAL TRANSACTION OR CHANGE OF CONTROL TRANSACTION WITHOUT THE CONSENT OF THE HOLDERS OF 60% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE DEBENTURES, EXCEPT WITH RESPECT TO A SALE OF ASSETS OF THE COMPANY PURSUANT TO WHICH THE COMPANY IS REQUIRED TO (I) REDEEM ALL OUTSTANDING DEBENTURES UNDER SECTION 6(A) HEREOF AND (II) REDEEM ALL THE WARRANTS PURSUANT TO SECTION 1(F) THEROF."

             j.) Sections 8(a)(ix) and 8(a)(x) are hereby deleted and of no further force or effect. Section 8(a)(viii) is hereby amended and restated as follows: "THE COMPANY SHALL REDEEM OR REPURCHASE MORE THAN A DE MINIMIS NUMBER OF ITS OUTSTANDING SHARES OF COMMON STOCK OR OTHER EQUITY SECURITIES OF THE COMPANY (OTHER THAN REDEMPTIONS OF CONVERSION SHARES AND REPURCHASES OF SHARES OF COMMON STOCK OR OTHER EQUITY SECURITIES OF DEPARTING OFFICERS AND DIRECTORS OF THE COMPANY, PROVIDED THAT SUCH REPURCHASES SHALL NOT EXCEED $200,000, IN THE AGGREGATE, FOR ALL OFFICERS, DIRECTORS AND EMPLOYEES DURING ANY 12 MONTH PERIOD)"

         5.  Amendments to Registration Rights Agreement:

             a.) The definition of "Effectiveness Date in Section 1 is hereby amended and restated as follows: ""EFFECTIVENESS DATE" MEANS, WITH RESPECT TO THE INITIAL REGISTRATION STATEMENT REQUIRED TO BE FILED HEREUNDER, THE 90TH CALENDAR DAY FOLLOWING THE FILING DATE AND, WITH RESPECT TO ANY ADDITIONAL REGISTRATION STATEMENTS WHICH MAY BE REQUIRED PURSUANT TO SECTION 3(C), THE 60TH CALENDAR DAY FOLLOWING THE DATE ON WHICH THE COMPANY IS NOTIFIED IN WRITING BY THE HOLDERS OF THE REQUISITE PERCENTAGE OF REGISTRABLE SECURITIES THAT SUCH ADDITIONAL REGISTRATION STATEMENT IS REQUIRED HEREUNDER; PROVIDED, HOWEVER, IN

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         THE EVENT THE COMPANY IS NOTIFIED BY THE COMMISSION THAT ONE OF THE
         ABOVE REGISTRATION STATEMENTS WILL NOT BE REVIEWED OR IS NO LONGER SUBJECT TO FURTHER REVIEW AND COMMENTS, THE EFFECTIVENESS DATE AS TO SUCH REGISTRATION STATEMENT SHALL BE THE FIFTH TRADING DAY FOLLOWING THE DATE ON WHICH THE COMPANY IS SO NOTIFIED IF SUCH DATE PRECEDES THE DATES REQUIRED ABOVE."

             b.) The definition of "Filing Date" in Section 1 is hereby amended and restated as follows: ""FILING DATE" MEANS, WITH RESPECT TO THE INITIAL REGISTRATION STATEMENT REQUIRED HEREUNDER, THE 45TH CALENDAR DAY FOLLOWING THE DATE THAT THE COMPANY RECEIVES A WRITTEN DEMAND NOTICE FROM HOLDERS OF THE REQUISITE PERCENTAGE OF REGISTRABLE SECURITIES, (BUT IN NO EVENT SHALL THE FILING DATE BE PRIOR TO OCTOBER 15, 2006) AND, WITH RESPECT TO ANY ADDITIONAL REGISTRATION STATEMENTS WHICH MAY BE REQUIRED PURSUANT TO SECTION 3(C), THE 30TH DAY FOLLOWING THE DATE ON WHICH THE COMPANY RECEIVES WRITTEN NOTICE FROM THE HOLDERS OF THE REQUISITE PERCENTAGE OF REGISTRABLE SECURITIES THAT SUCH ADDITIONAL REGISTRATION STATEMENT IS REQUIRED HEREUNDER."

             c.) The following definition is added to Section 1: "Requisite Percentage of Registrable Securities" means 60.1% of the sum of the Registrable Securities and any "Registrable Securities" as that term is defined under the Registration Rights Agreement, dated June 30, 2006, by and among the Company and the holders signatory thereto that are not already included in the definition of Registrable Securities"

             d.) Section 3(c) is hereby amended and restated as follows: "IF DURING THE EFFECTIVENESS PERIOD, THE NUMBER OF REGISTRABLE SECURITIES AT ANY TIME EXCEEDS 90% OF THE NUMBER OF SHARES OF COMMON STOCK THEN REGISTERED IN A REGISTRATION STATEMENT AND THE COMPANY RECEIVES A WRITTEN DEMAND NOTICE FROM HOLDERS OF THE REQUISITE PERCENTAGE OF REGISTRABLE SECURITIES, THEN THE COMPANY SHALL FILE AS SOON AS REASONABLY PRACTICABLE BUT IN ANY CASE PRIOR TO THE APPLICABLE FILING DATE, AN ADDITIONAL REGISTRATION STATEMENT COVERING THE RESALE BY THE HOLDERS OF NOT LESS THAN 130% OF THE NUMBER OF SUCH REGISTRABLE SECURITIES."

             e.) The last sentence of Section 6(b) is amended and restated as follows: "THE COMPANY SHALL NOT FILE THE REGISTRATION STATEMENT PRIOR TO DEMAND BY AT LEAST A REQUISITE PERCENTAGE OF REGISTRABLE SECURITIES. OTHER THAN A REGISTRATION STATEMENT FOR A FIRM COMMITMENT PUBLIC OFFERING OF COMMON STOCK UNDERWRITTEN BY A REPUTABLE, NATIONALLY RECOGNIZED INVESTMENT BANK WITH NET PROCEEDS OF AT LEAST $20 MILLION AND WITH A PER SHARE PURCHASE PRICE OF NOT LESS THAN $3 PER SHARE, SUBJECT FOR REVERSE AND FORWARD STOCK SPLITS THAT THE LIKE, THE COMPANY SHALL NOT FILE ANY OTHER REGISTRATION STATEMENTS UNTIL THE INITIAL REGISTRATION STATEMENT REQUIRED HEREUNDER IS DECLARED EFFECTIVE BY THE COMMISSION, PROVIDED THAT THIS SECTION 6(B) SHALL NOT PROHIBIT THE COMPANY FROM FILING AMENDMENTS TO REGISTRATION STATEMENTS ALREADY FILED."

             f.) Section 6(f) is hereby amended such that amendments, modifications and waivers to the Registration Rights Agreement may be made by the then outstanding Requisite Percentage of Registrable Securities.

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         6.  Amendments to Warrants:

             a.) Section 2(f) is hereby deleted and of no further force or effect and replaced with a new Section 2(f) as following:

                 "REDEMPTION AT ELECTION OF HOLDER. IF THE COMPANY SHALL AGREE
             TO SELL SUBSTANTIALLY ALL OF ITS ASSETS IN ONE OR MORE TRANSACTIONS IN WHICH THE CONSIDERATION CONSISTS SOLELY OF CASH, CASH EQUIVALENTS, ASSUMPTION OF INDEBTEDNESS, OR ANY COMBINATION THEREOF, THE HOLDER SHALL HAVE THE RIGHT TO REQUIRE THE COMPANY, BY WRITTEN NOTICE TO THE COMPANY, TO REDEEM THIS WARRANT, IN FULL AND IN CASH, AT THE CLOSING OF SUCH SALE OF ASSETS. THE AGGREGATE AMOUNT PAYABLE IN FULL REDEMPTION OF THE WARRANTS REQUIRED TO BE REDEEMED UPON SUCH SALE OF ASSETS SHALL BE EQUAL TO THE WARRANT CASH SALE REDEMPTION AMOUNT (AS DEFINED BELOW). IN THE EVENT THAT THE COMPANY FAILS TO PAY THE WARRANT CASH SALE REDEMPTION AMOUNT WITHIN THREE BUSINESS DAYS OF THE CLOSING OF THE SALE TRANSACTION, INTEREST SHALL ACCRUE ON THE UNPAID WARRANT CASH REDEMPTION AMOUNT AT THE RATE OF 18% PER ANNUM, OR SUCH LOWER MAXIMUM AMOUNT OF INTEREST PERMITTED TO BE CHARGED UNDER APPLICABLE LAW, UNTIL THE WARRANT CASH SALE REDEMPTION AMOUNT IS PAID IN FULL. CONCURRENTLY WITH THE PAYMENT IN FULL OF THE WARRANT CASH SALE REDEMPTION AMOUNT, THE HOLDER SHALL SURRENDER THIS WARRANT TO OR AS DIRECTED BY THE COMPANY (OR THE SUCCESSOR COMPANY). THE HOLDER MAY ELECT TO EXERCISE THIS WARRANT PURSUANT TO SECTIONS 2(A) OR 2(C) HEREOF PRIOR TO ACTUAL PAYMENT IN CASH FOR THE REDEMPTION."

             b.) New Section 2(g) is added as follows:

             DEFINITIONS APPLICABLE TO SECTION 2(F). FOR THE PURPOSES OF SECTION 2(F):

             I.  "WARRANT CASH SALE REDEMPTION AMOUNT" SHALL EQUAL THE SUM OF
                 (I) ALL UNEXERCISED WARRANT SHARES UNDERLYING THIS WARRANT IF THE WARRANTS WERE ISSUED PURSUANT TO A CASHLESS EXERCISE EXERCISED ON THE DATE THE REDEMPTION RIGHT HEREUNDER IS EXERCISED BASED ON THE EFFECTIVE PRICE (AS DEFINED BELOW) AND
                 (II) ALL OTHER AMOUNTS, COSTS, EXPENSES AND LIQUIDATED DAMAGES DUE IN RESPECT OF THIS DEBENTURE THE "EFFECTIVE PRICE" SHALL BE THE CASH CONSIDERATION PAID BY THE ACQUIRER IN SUCH EVENT (LESS THE AMOUNT PAID IN REDEMPTION OF THE DEBENTURES IN CLAUSE (I) OF THE DEFINITION OF CASH SALE REDEMPTION AMOUNT SET FORTH THEREIN) DIVIDED BY THE SUM OF; (X) THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY THEN OUTSTANDING AND (Y) THE SHARES OF COMMON STOCK INTO WHICH THE OUTSTANDING DEBENTURES MAY BE CONVERTED ON THE DAY IMMEDIATELY PRECEDING THE RECORD DATE FIXED FOR DETERMINING THE HOLDERS OF SHARES OF COMMON STOCK ELIGIBLE TO RECEIVE A DISTRIBUTION (OR IF NO SUCH DATE HAS BEEN FIXED, THE DATE OF THE DAY IMMEDIATELY PRECEDING THE CLOSING OF THE TRANSACTION) AND (Z) THE NUMBER OF SHARES DEEMED ISSUABLE TO THE WARRANT HOLDERS PURSUANT TO THE MANDATORY REDEMPTION PROVISIONS IN THIS AND THE

                 OTHER WARRANTS WHICH TAKE EFFECT UPON SALE OF ASSETS FOR CASH CONSIDERATION WHETHER OR NOT ANY WARRANT HOLDER SHALL HAVE ELECTED TO HAVE THEIR WARRANTS REDEEMED; PROVIDED, HOWEVER, THAT THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF THE DEBENTURES AND ISSUABLE UPON EXERCISE OF THE WARRANTS FOR THIS PURPOSE SHALL BE DETERMINED ON A FULLY CONVERTED OR EXERCISED BASIS AND IGNORING ANY CONVERSION OR EXERCISE LIMITATIONS THEREIN.

             c.) Section 6(m) shall be amended and restated as follows:
         "AMENDMENT. THIS WARRANT MAY BE MODIFIED OR AMENDED OR THE PROVISIONS HEREOF WAIVED WITH THE WRITTEN CONSENT OF THE COMPANY AND THE HOLDERS OF 60.1% OF THE THEN UNEXERCISED WARRANT SHARES."

         7. Any Holder may request from the Company, and the Company shall deliver to the Holder within 5 Trading Days, an amended and restated Debenture and/or Warrant reflecting the terms of this Amendment. In the event a Holder reasonably believes that any of the terms and conditions of the New Debentures or New Warrants are more favorable than the terms and conditions granted under the Debentures and Warrants, upon notice to the Company by such Holder the Company shall further amend the terms of the Debentures and Warrants as to the Holders so as to give the Holders the benefit of such more favorable terms or conditions.

         8. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

         9. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of the Purchase Agreement. The address for notice of the Company is currently 220 Old New Brunswick Road, 2nd Floor, Piscataway, NJ 08854.

         10. Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreement, the Debentures, the Registration Rights Agreement and the Warrants shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the Purchase Agreement.

         11. The obligations of each Holder under this Amendment are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Amendment. Nothing contained herein or in this Amendment, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Amendment. For reasons of administrative convenience only, Holders and their respective counsel have chosen to communicate with the Company through FW.





                       REMAINDER INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, each party has executed this Amendment as of the date first written above.


CDKNET.COM, INC.


By:    /s/ Oleg Logvinov
       ---------------------
Name:  Oleg Logvinov
Title: President and CEO

                  [SIGNATURE PAGE OF HOLDERS TO CDKN AMENDMENT]

         Name of Holder:            Bushido Capital Master Fund, LP
         SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Christopher Rossman
                                                      --------------------------
         Name of Authorized Signatory:      Christopher Rossman
         Title of Authorized Signatory:     Managing Director, Bushido Capital
                                            Partners, Ltd.












                           [SIGNATURE PAGES CONTINUE]

                  [SIGNATURE PAGE OF HOLDERS TO CDKN AMENDMENT]

         Name of Holder: Gamma Opportunity Capital Partners, LP Class A
                         -------------------------------------------------------
         SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER:  /s/ Jonathan P. Knight
                                                     ---------------------------
         Name of Authorized Signatory: Jonathan P. Knight
                                       -----------------------------------------
         Title of Authorized Signatory: President / Director
                                       -----------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                  [SIGNATURE PAGE OF HOLDERS TO CDKN AMENDMENT]

         Name of Holder: Gamma Opportunity Capital Partners, LP Class C
                         -------------------------------------------------------
         SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER:  /s/ Jonathan P. Knight
                                                     ---------------------------
         Name of Authorized Signatory: Jonathan P. Knight
                                       -----------------------------------------
         Title of Authorized Signatory: President / Director
                                       -----------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                  [SIGNATURE PAGE OF HOLDERS TO CDKN AMENDMENT]

         Name of Holder:   Cargo Holdings LLC

         SIGNATURES AND TITLES OF AUTHORIZED SIGNATORIES OF HOLDER:





                                            By: /s/ Renee Typaldos
                                                --------------------------------
                                                Renee Typaldos, Member



                                            By: /s/ Gennaro Vendome
                                                --------------------------------
                                                Gennaro Vendome, Member



























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